Exhibit 10.11


[TRAVERS
 SMITH
 BRAITHWAITE}
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                        Dated January 10, 2003


                    (1)       NTL INCORPORATED
                              (TO BE RENAMED
                              NTL EUROPE, INC.)



                    (2)       NTL COMMUNICATIONS CORP.
                              (TO BE RENAMED
                              NTL INCORPORATED)



                             DEMERGER AGREEMENT

THIS AGREEMENT is made on January 10, 2003

BETWEEN:

(1) NTL INCORPORATED, to be renamed NTL Europe, Inc, a corporation incorporated in the State of Delaware, whose principal office will, following the Effective Date, be located at 37 Purchase Street, Rye, New York 10580 ("Euroco"); and

(2) NTL COMMUNICATIONS CORP., to be renamed NTL Incorporated, a corporation incorporated in the State of Delaware, whose principal office is located at 110 East 59th Street, 26th Floor, New York, New York 10022, USA ("New NTL").

WHEREAS:

(A) Euroco and certain of its subsidiaries (including New NTL) filed a joint reorganisation plan under Chapter 11 of the United States Bankruptcy Code on May 8, 2002 which was amended on May 24, 2002 and further amended on July 15, 2002, and modified on September 5, 2002 (as further amended, modified, or supplemented, the "Plan").

(B) On September 5, 2002, the United States Bankruptcy Court for the Southern District of New York entered an order confirming the Plan.

(C) Pursuant to the Plan, it is proposed that Euroco and its subsidiaries will divide their current businesses and investments into two new groups, the Euroco Group and the New NTL Group, the holding companies for which will be Euroco and New NTL, respectively.

(D) During the period prior to the filing of the Plan, the various members of the Euroco Group entered into various contracts in relation to the acquisition of Assets which, on the Effective Date, will be held within the New NTL Group (collectively, but excluding the contracts listed in the Schedule to this Agreement, the "Contracts"). The Euroco Group has the benefit of certain warranties and representations under the Contracts (the "Contract Rights") and the benefit of covenants to pay or indemnities under the Contracts (the "Received Covenants") and may be liable under certain other covenants to pay or indemnities under the Contracts (the "Given Covenants"), in each case with respect to the Assets held within the New NTL Group on the Effective Date. The parties intend that the New NTL Group should have the benefit of the Contract Rights and the Received Covenants, and the burden of the Given Covenants with effect from the Effective Date.

IT IS AGREED AS FOLLOWS, with effect from the Effective Date:


1.       DEFINITIONS

1.1 In this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings:

         Asset means and includes companies, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint ventures, associations, trusts, trust companies, other entities whether or not legal entities, businesses, land, buildings, chattels, contracts, agreements, stock and all other assets whatsoever, and the word
                                                 "Assets" shall be construed
                                                 accordingly;

         Effective Date                          the meaning ascribed to it in
                                                 the Plan;

         Euroco Group                            Euroco and all its subsidiary
                                                 undertakings immediately
                                                 following the Effective Date;

         Group Company                           a subsidiary undertaking
                                                 which will form part of
                                                 either the New NTL Group or
                                                 the Euroco Group, as the
                                                 context requires, and the
                                                 phrase "Group Companies"
                                                 shall be construed
                                                 accordingly;

         in relation to Assets                   in relation to or in connection
                                                 with the acquisition and/or
                                                 sale of Assets;


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         New NTL Group                           New NTL and all its
                                                 subsidiary undertakings
                                                 immediately following the
                                                 Effective Date;

         personnel                               in respect of either party,
                                                 that party's directors and
                                                 other officers, employees,
                                                 contractors, sub-contractors
                                                 or agents and those of that
                                                 party's Group Companies;

         Plan                                    the meaning given to it in
                                                 Recital A.

2.       DECLARATION OF TRUST OVER CONTRACT RIGHTS

         In consideration for New NTL giving the covenant contained in clause 3.1 of this Agreement, Euroco hereby declares, and shall procure that each of its Group Companies declares, with effect from the Effective Date and in favour of New NTL, a trust of the benefit of any and all Contract Rights and Received Covenants. New NTL shall have the right to assign any benefit under this trust to its Group Companies.

3.       UNDERTAKINGS IN RELATION TO GIVEN COVENANTS

3.1 Subject to each of the Indemnified Persons (as defined below) complying with their obligations under this clause 3 as parties to, or as if they were parties to, this agreement, New NTL hereby covenants and agrees to indemnify Euroco and its directors, officers, employees, and agents and their respective successors and assigns (together, the "Indemnified Persons") and to hold them harmless from and against any and all losses, claims, liabilities, obligations, fines, penalties, damages and expenses, including reasonable legal fees and any costs of enforcement of this clause (collectively, "Losses") incurred by any of them resulting from or arising out of any Given Covenants which Euroco or any of its Group Companies has given PROVIDED THAT no Indemnified Person may claim under this clause 3.1 if he, she or it has done any act (other than in relation to inconsequential amendments pursuant to clause 3.6) in relation to any Given Covenant after the Effective Date without the prior written consent of New NTL.

3.2 Subject to clause 3.1, Euroco shall procure that New NTL shall have sole conduct of any claim under the Given Covenants.

3.3 Within thirty (30) days after the date on which an Indemnified Person has actual knowledge of the existence of any claim for indemnification under this Agreement, such Indemnified Person shall provide written notice to New NTL pursuant to this


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

         clause 3 of any such claim. Such notice shall specify the nature of such claim in reasonable detail and New NTL shall be given reasonable access to any documents or properties within the control of the Indemnified Person or Euroco as may be useful or necessary in the investigation of the basis for such claim. The failure to so notify New NTL shall not constitute a waiver of such claim but an Indemnified Person shall not be entitled to receive any indemnification with respect to any Losses that occurred directly as a result of the failure of such Indemnified Person to give such notice. For the avoidance of doubt, New NTL agrees to reimburse any Indemnified Person for all such Losses, other than third-party claims for which the procedure is described in clause 3.4, as they are incurred or suffered by such Indemnified Person.

3.4 In the event any Indemnified Person seeks indemnification hereunder based upon a claim asserted by a third party, New NTL shall (without prejudice to the right of any Indemnified Person to be represented by legal advisers of its own choosing) defend or prosecute such claim at its expense and through legal advisers of its own choosing; provided, however, that, if the Indemnified Person shall have reasonably concluded that it requires separate legal advice because a conflict of interest would otherwise exist, the Indemnified Person shall have the right to select separate legal advisers reasonably acceptable to New NTL to participate in the defence of such action on its behalf, at the expense of New NTL. Notwithstanding the foregoing, if New NTL does not defend or prosecute any such claim asserted by a third party for which any Indemnified Person would be entitled to indemnification hereunder, then the Indemnified Person shall be entitled to recover from New NTL on a monthly basis all of the reasonable legal fees and other costs and expenses of litigation of any nature whatsoever incurred in the defence of such claim. Notwithstanding the assumption of the defence of any claim by New NTL pursuant to this paragraph, the Indemnified Person (except if Euroco is the Indemnified Person and the settlement involves Euroco giving no undertakings) shall have the right to approve such terms of any settlement of a claim as apply specifically to the Indemnified Person (which approval shall not be unreasonably delayed or withheld).

3.5 New NTL and the Indemnified Person shall co-operate in furnishing evidence and statements and in any other manner which the other may reasonably request, and shall in all other respects act in good faith to the other, so as not to unreasonably expose the other to undue risk of loss.

3.6 Euroco undertakes, and shall procure that the other members of the Euroco Group shall undertake, to New NTL not to amend or supplement any of the Contracts in any manner whatsoever (other than to update details of where notices are to be delivered and inconsequential amendments which do not immediately or in the


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

         future create or increase any liability or obligation of any member of the New NTL Group under the Contracts, this Agreement or otherwise) and not to make any admission of liability, agreement or compromise with any person, body or authority in relation to any claim related to the Contracts and Euroco agrees to make such amendments and supplements to the Contracts as New NTL may reasonably request.

3.7 Each of the Indemnified Persons shall not make any admission of liability, agreement or compromise with any person, body or authority in relation to any claim related to the Contracts.

4.       ACCESS TO INFORMATION

         For a period of ten years from the date of this Agreement, each party shall, and shall procure that its Group Companies shall, allow the other party and its personnel to have access to (during normal business hours and following not less than 48 hours' notice) and (at the expense of the party requesting the information) take copies of all documents, records or other materials containing any information which that party or any of its Group Companies or affiliated joint ventures might reasonably require to be able to comply with their respective legal, regulatory, accounting or filing obligations, or to resist, appeal, dispute, avoid or compromise any tax assessment, provided that nothing in this clause shall permit either party to copy any document, record or other material which is subject to legal privilege. Furthermore, each party shall, and shall procure that its Group Companies shall, allow reasonable access to such of its duly authorised personnel, at all reasonable times during business hours upon prior written notice, as are required to permit the availability, access or, subject to the above restriction, copying of such information.

5.       COUNTERPARTS

         This Agreement may be executed as two or more counterparts and execution by each of the parties of any one of such counterparts will constitute due execution of this Agreement.

6.       FURTHER ASSURANCE

         Each party shall, and shall use all reasonable endeavours to procure that any necessary Group Company or third party shall, do, execute and perform all such further deeds, documents assurances, acts and things as may reasonably be required to give effect to this Agreement.


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

7.       CONFIDENTIALITY

7.1 The provisions of clauses 9.1 to 9.4 of the Transitional Services Agreement dated on or about the date of this Agreement between New NTL and Euroco (the "Transitional Services Agreement"), shall apply mutatis mutandis to this Agreement and any information provided hereunder and under the Tax Sharing Agreement as if the reference in clause 9.3 to "the termination of this Agreement" was deleted and the words "the termination of the parties rights under clause 4" were inserted in its place and the reference in clause
         9.4 to "this Agreement" was deleted and replaced with "the disclosure of the Confidential Information".

7.2 Subject to the parties complying with the terms of this clause 7, the clause shall terminate on the 12th anniversary of the date of this Agreement.

8.       NOTICES

         The provisions of clause 15 (Notices) of the Transitional Service Agreement shall apply mutatis mutandis to this Agreement.

9.       GOVERNING LAW AND JURISDICTION

         This Agreement shall be governed by, and construed in accordance with, English law and the parties submit to the exclusive jurisdiction of the English courts.

This Agreement has been duly executed by the parties on the date stated above.


EXECUTED by   J.B. KNAPP                    )
for and on behalf of                        )
NTL INCORPORATED                            )
(to be renamed NTL Europe, Inc.)
                                                   /s/ J. Barclay Knapp
                                                   .............................
                                                   Authorised Signatory


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

EXECUTED by   J.B. KNAPP                    )
for and on behalf of                        )
NTL COMMUNICATIONS CORP.                    )
(to be renamed NTL Incorporated)


                                                   /s/ J. Barclay Knapp
                                                   .............................
                                                   Authorised Signatory


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

                                 THE SCHEDULE


--------- ---------------- ----------------------------------- -------------------------------------------------------------------
No        Date             Agreement                           The Parties

--------- ---------------- ----------------------------------- -------------------------------------------------------------------
1.        26.07.99         Transaction Agreement               (1)    Bell Atlantic Corporation
                                                               (2)    Cable & Wireless Plc
                                                               (3)    Cable & Wireless Communications Plc
                                                               (4)    NTL Incorporated

--------- ---------------- ----------------------------------- -------------------------------------------------------------------
2.        09.02.00         Agreement amending and              (1)    NTL Incorporated
                           supplementing the Restated          (2)    Bell Atlantic Corporation
                           Transaction Agreement               (3)    Cable & Wireless Plc
                                                               (4)    Cable & Wireless Communications Plc
--------- ---------------- ----------------------------------- -------------------------------------------------------------------
3.        09.02.00         Transaction Agreement, Novation     (1)    NTL Incorporated
                           Agreement                           (2)    NTL Holdings Incorporated
                                                               (3)    Bell Atlantic Corporation
                                                               (4)    Cable & Wireless Plc
                                                               (5)    Cable & Wireless Communications Plc
--------- ---------------- ----------------------------------- -------------------------------------------------------------------
4.        02.02.00         Registration Rights Agreement       (1)    NTL Incorporated
                                                               (2)    Cable & Wireless Plc
--------- ---------------- ----------------------------------- -------------------------------------------------------------------
5.        17.04.00         Ancillary Agreement                 (1)    Bell Atlantic Corporation
                                                               (2)    Cable & Wireless Plc
                                                               (3)    Cable & Wireless Communications Plc
                                                               (4)    NTL Incorporated
--------- ---------------- ----------------------------------- -------------------------------------------------------------------
6.        16.05.00         Letter                              (1)    NTL Incorporated
                                                               (2)    Cable & Wireless Plc
                                                               (3)    Cable & Wireless Communications Limited
--------- ---------------- ----------------------------------- -------------------------------------------------------------------
7.        26.05.00         Payment Shares Agreement            (1)    Cable & Wireless Plc
                                                               (2)    NTL Incorporated
                                                               (3)    Cable & Wireless Communications   Limited
--------- ---------------- ----------------------------------- -------------------------------------------------------------------
8.                         Tax Deed                            (1)    Cable & Wireless Plc
                                                               (2)    Cable & Wireless Communications Limited
                                                               (3)    Cable & Wireless Communications (Holdings) Plc
                                                               (4)    NTL Holdings
--------- --------------- ------------------------------------ -------------------------------------------------------------------


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

--------- --------------- ------------------------------------ -------------------------------------------------------------------
9.        30.05.00        Supplementary Tax Deed               (1)    Cable & Wireless Plc
                                                               (2)    Cable & Wireless Communications Limited
                                                               (3)    Cable & Wireless Communications (Holdings) Plc
                                                               (4)    Cable & Wireless Communications Telephone Equipment Limited
                                                               (5)    NTL Incorporated
--------- --------------- ------------------------------------ -------------------------------------------------------------------
10.       Undated         Further Supplementary Tax Deed       (1)    Cable & Wireless Plc
                                                               (2)    Cable & Wireless Communications Limited
                                                               (3)    Cable & Wireless Communications (V) Holdings Plc
                                                               (4)    NTL Incorporated
--------- --------------- ------------------------------------ -------------------------------------------------------------------
11.       30.05.00        Third Supplementary Tax Deed         (1)    Cable & Wireless Plc
                                                               (2)    Cable & Wireless Communications Limited
                                                               (3)    Cable & Wireless Communications (Holdings) Plc
                                                               (4)    NTL Incorporated
--------- --------------- ------------------------------------ -------------------------------------------------------------------
12.       24.05.00        Notice of Exercise of Call Option    (1)    NTL Incorporated
                          in respect of CWC Holdings Shares    (2)    Cable & Wireless Plc
--------- --------------- ------------------------------------ -------------------------------------------------------------------
13.       09.02.00        Letter from NTL to Cable & Wireless
                          Communications Plc confirming
                          satisfaction of pre-conditions
--------- --------------- ------------------------------------ -------------------------------------------------------------------
14.       30.05.00        Letter from Cable & Wireless Plc
                          to Cable & Wireless Communications
                          Limited, Cable & Wireless
                          Communications (Holdings) Plc and
                          NTL Incorporated regarding payment
                          of VAT
--------- --------------- ---------------------------------------  ----------------------------------------------------------------
15.       26.05.00        Letter regarding Supplementary Tax Deed  (1)    Cable & Wireless Plc Deed
                                                                   (2)    NTL Incorporated
--------- --------------- ---------------------------------------  ----------------------------------------------------------------
16.       30.05.00        Consideration Agreement relating         (1)    Cable & Wireless Plc
                          to the Four Properties                   (2)    NTL Incorporated
--------- --------------- ---------------------------------------  ----------------------------------------------------------------


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

--------- --------------- ------------------------------------     ----------------------------------------------------------------

17.       30.05.00        Side Letter in respect of specific       (1)    Cable & Wireless Plc Telecommunications Service
                          Telecommunications Service Agreement     (2)    Cable & Wireless Communications Plc Agreement
                                                                   (3)    NTL Incorporated
--------- --------------- ------------------------------------     ----------------------------------------------------------------
18.       16.04.00        Agreement relating to Two Way TV         (1)    Cable & Wireless Plc
                          Limited                                  (2)    Cable & Wireless Communications Plc
                                                                   (3)    NTL Incorporated
--------- --------------- ------------------------------------ -------------------------------------------------------------------
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